                          MARTIN CURRIE BUSINESS TRUST
                          GLOBAL EMERGING MARKETS FUND






                                  ANNUAL REPORT

                                 APRIL 30, 2000

--------------------------------------------------------------------------------
                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000


OBJECTIVE         Long-term capital appreciation through active management of a diversified portfolio of equities in countries with emerging markets and developing economies.

LAUNCH DATE       February 14, 1997

FUND SIZE         $166.4m

PERFORMANCE       Total return from May 1, 1999 through April 30, 2000

                  -    MCBT - Global Emerging Markets Fund
                       (excluding all transaction fees)                   +25.0%
                  -    Morgan Stanley Capital International - Emerging
                       Markets Free Index                                 +22.1%


                  Annualized total return from February 14, 1997 through April 30, 2000

                  -    MCBT - Global Emerging Markets Fund (excluding all
                       transaction fees)                                   +1.0%
                  -    MCBT - Global Emerging Markets Fund (including all
                       transaction fees)                                   +0.3%

                  The graph below represents the annualized total return of the portfolio including all transaction fees through September 30, 1998, versus the Morgan Stanley Capital International Emerging Markets Free Index from March 1, 1997 through April 30, 2000.

                  -    MCBT - Global Emerging Markets Fund (excluding all
                       transaction fees)                                   +1.1%
                  -    MCBT - Global Emerging Markets Fund (including all
                       transaction fees)                                   +0.4%
                  -    Morgan Stanley Capital International - Emerging
                       Markets Free Index                                  -2.8%

                                   3/1/97 (a)   4/30/97     4/30/98      4/30/99     4/30/00
                                   ----------   -------     -------      -------     -------
MCBT Emerging Markets Fund            $10,000    $9,850      $9,041       $8,114     $10,142
MSCI Emerging Markets Free Index      $10,000    $9,750      $8,337       $7,487      $9,142

(a) Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance is shown from March 1, 1997.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000

PORTFOLIO COMMENTS   Over the 12 months to April 30, 2000 our fund rose by
                     25.0%, compared to a rise of 22.1% from the MSCI Emerging
                     Markets Free index. But the good absolute performance disguises significant volatility.

                     The reporting period started well. As the Japanese authorities started to target zero interest rates, the worst fears about the country appeared to dissipate. Brazil had devalued three months earlier, completing the long list of casualties from the 1998 Russian-induced crisis. But the most obvious improvements were to be found in Asia, outside of Japan, where currencies had stabilised and interest rates had fallen. The fund played this theme by overweighting ASEAN countries, particularly Thailand and Indonesia, early in the period. Stocks such as SIAM CEMENT and BANK PAN INDONESIA provided significant returns. Later in the period, we increased the allocation to South Korea and Taiwan, with particular emphasis on communication equipment manufacturers and DRAM producers such as SAMSUNG ELECTRONICS. Gains in these stocks were somewhat mitigated by the Nasdaq sell off late in the period.

                     In Latin America, we concentrated mainly in Brazil and Mexico. Macroeconomic conditions improved in both countries. TELEFONOS DE MEXICO more than doubled, before giving back some of its gains in the last six weeks. In Brazil, telecom stocks as well as PETROBRAS, the Brazilian oil company, provided the best returns.

                     Through most of the period we have been slightly underweight in EMEA. But within the region, we had strong country bets. These included an underweight position in Greece and an overweight position in the Middle East, including Egypt, for most of the period. The fund made good money in Central Europe, but less so in South Africa. ORBOTECH, a leading manufacturer of automated optical inspection systems based in Israel, was one of the top performers.

                     OUTLOOK

                     The medium term outlook for emerging markets remains positive. Most economies are in a cyclical upward trend. They are just starting to enjoy the benefits of the structural adjustment resulting from the recent crises in from Asia and Russia. Inflation and interest rate cycles are therefore more positive than for developed markets. But in all likelihood, the short-term outlook will remain difficult, with markets being driven by US markets, and Nasdaq in particular.

                     Once US markets have settled, we believe that investors will come back in search of growth. At this time they will reward emerging markets, where the economic upturn is still recent and fundamentals are the best we have seen in at least five years.

INVESTMENT           Jean de Bolle joined Martin Currie as head of emerging
MANAGER PROFILE      markets in January 2000 from Global Asset Management where he was senior portfolio manager. He had previously worked for Goldman Sachs in Hong Kong, Foreign and Colonial
                     Emerging Markets, where he was deputy chief investment officer, and National Economic Research Associates. Having been brought up in Brazil, Jean graduated from the London
                     School of Economics with a first class BSc in monetary economics and an MSc in economics. Jean is a member of the International Strategy Group.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 2000

ASSET ALLOCATION
    (% of net assets)


                                  [PIE CHART]

LARGEST HOLDINGS
BY REGION/COUNTRY                                                                            % OF NET ASSETS
                             AFRICA

                             Softline                                 (South Africa)              1.4

                             EUROPE

                             Lukoil, ADR                              (Russia)                    2.7
                             Vestel                                   (Turkey)                    1.4

                             LATIN AMERICA

                             Telefonos de Mexico, ADR                 (Mexico)                    5.2
                             Petrobas                                 (Brazil)                    1.6

                             MIDDLE EAST

                             Near East Opportunities Fund             (Investment Companies)      2.9

                             OTHER AREAS

                             Indian Opportunities Fund                (Investment Companies)      4.8

                             PACIFIC BASIN

                             Samsung Electronics America, Inc.        (South Korea)               5.2
                             Taiwan Semiconductor Manufacturing       (Taiwan)                    3.3

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                  VALUE
                                                                                            ------                  -----
COMMON AND PREFERRED STOCKS AND WARRANTS - 98.9%
AFRICA - 6.1%
     KENYA - 0.0%
       KENYA COMMERCIAL BANK #                                                                   1         $            0
                                                                                                           --------------
         TOTAL KENYA - (COST $1)                                                                                        0

     SOUTH AFRICA - 6.1%
       COMPAREX HOLDINGS LIMITED                                                           780,000              1,167,613
       DE BEERS                                                                             52,000              1,065,998
       GENBEL SECURITIES LIMITED                                                           170,000                827,373
       PRIMEDIA LIMITED                                                                    550,000                673,254
       SAPPI LIMITED                                                                       190,000              1,331,023
       SASOL LIMITED                                                                       270,000              1,584,839
       SOFTLINE *                                                                        2,200,000              2,261,485
       STANDARD BANK INVESTMENT CORPORATION                                                350,000              1,290,465
                                                                                                           --------------
         TOTAL SOUTH AFRICA - (COST $14,332,535)                                                               10,202,050
                                                                                                           --------------
TOTAL AFRICA - (COST  $14,332,536)                                                                             10,202,050
                                                                                                           --------------
EUROPE - 18.4%
     CZECH REPUBLIC - 1.2%
       CESKE RADIOKOMUNIKACE *                                                              44,500              2,016,963
                                                                                                           --------------
         TOTAL CZECH REPUBLIC - (COST $1,037,632)                                                               2,016,963
                                                                                                           --------------
     FRANCE - 2.6%
       CREDIT AGRICOLE INDOSUEZ, WARRANTS 01/25/01 *                                        11,000              2,017,749
       CREDIT AGRICOLE INDOSUEZ, WARRANTS 01/26/01 *                                       144,000                760,500
       CREDIT AGRICOLE INDOSUEZ, WARRANTS 02/15/01 *                                        25,000                729,429
       CREDIT AGRICOLE INDOSUEZ, WARRANTS 02/21/01 *                                        12,500                882,100
                                                                                                           --------------
         TOTAL FRANCE - (COST $5,061,906)                                                                       4,389,778
                                                                                                           --------------
     GREECE - 1.4%
       HELLENIC TELECOMMUNICATION ORGANIZATION SA (OTE)                                     57,600              1,296,674
       STET HELLAS TELECOMMUNICATIONS SA, ADR *                                             43,750              1,000,781
                                                                                                           --------------
         TOTAL GREECE - (COST $2,305,467)                                                                       2,297,455
                                                                                                           --------------
     HUNGARY - 1.7%
       MATAV RT., ADR                                                                       30,200              1,051,337
       OTP BANK RT., GDR                                                                    21,500                956,213
       SYNERGON INFORMATION SYSTEMS                                                         70,953                755,987
                                                                                                           --------------
         TOTAL HUNGARY - (COST $2,654,076)                                                                      2,763,537
                                                                                                           --------------
     POLAND - 1.8%
       ELEKTRIM SPOLKA AKCYJNA SA *                                                        112,000              1,403,132
       TELEKOMUNIKACJA POLSKA SA 144A, GDR                                                 206,500              1,584,887
                                                                                                           --------------
         TOTAL POLAND - (COST $2,584,225)                                                                       2,988,019
                                                                                                           --------------

See notes to financial statements.
                                     4

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                  VALUE
                                                                                            ------                  -----
     RUSSIA - 4.3%
       AO MOSENERGO, ADR                                                                   360,000      $       2,205,000
       BRUNSWICK RUSSIAN GROWTH FUND *                                                       2,279                394,225
       LUKOIL, ADR                                                                          75,000              4,500,000
-                                                                                                           --------------

         TOTAL RUSSIA - (COST $6,115,101)                                                                       7,099,225
                                                                                                           --------------

     TURKEY - 5.4%
       HURRIYET GAZETECILIK VE MATBAACILIK AS                                           74,834,000              1,897,041
       TURKIYE GARANTI BANKASI AS                                                      110,240,000              1,857,046
       VESTEL *                                                                          6,150,000              2,313,391
       YAPI VE KREDI BANKASI AS                                                         48,330,000              1,541,337
       YAZICILAR AS *                                                                   13,733,000              1,325,146
                                                                                                           --------------

         TOTAL TURKEY - (COST $6,349,986)                                                                       8,933,961
                                                                                                           --------------

TOTAL EUROPE - (COST  $26,108,393)                                                                             30,488,938
                                                                                                           --------------

LATIN AMERICA - 25.7%
     BRAZIL - 12.3%
       ARACRUZ CELULOSE SA                                                                  23,000                429,813
       BANCO BRADESCO SA, PREFERRED                                                    246,225,815              1,800,156
       BANCO ITAU SA, PREFERRED                                                         18,241,318              1,363,931
       COMPANHIA BRASILEIRA DE DISTRIBUICAO, GDR                                            27,800                792,300
       COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PAULO                            10,902,418              1,029,555
       COMPANHIA PARANAENSE DE ENERGIA-COPEL                                               210,000              1,548,750
       ELECTROBRAS, ADR                                                                    127,000                904,875
       ELETROPAULO METROPOLITANA - ELECTRICIDADE DE SAO PAULO SA                         9,617,886                554,007
       EMBRATEL PARTICIPACOES SA                                                            98,500              2,216,250
       GERDAU SA, PREFERRED                                                             32,305,121                780,118
       PETROBRAS                                                                        11,241,073              2,677,810
       TELE CENTRO SUL PARTICIPACOES SA                                                     11,908                759,135
       TELE NORTE LESTE PARTICIPACOES SA                                                    97,232              1,731,941
       TELECOMUNICACOES DO PARANA SA, PREFERRED                                          3,313,212              1,148,751
       TELESP CELULAR PARTICIPACOES SA                                                      14,500                639,813
       UNIBANCO - UNIAO DE BANCOS BRASILEIROS SA, GDR                                       60,000              1,496,250
       VOTORANTIM CELULOSE E PAPEL SA, ADR                                                  40,000                590,000
                                                                                                           --------------

         TOTAL BRAZIL - (COST $19,709,497)                                                                     20,463,455
                                                                                                           --------------


MEXICO - 13.4%
       ALFA SA DE CV, CL A, SERIES A                                                       468,000              1,447,269
       CEMEX SA DE CV, ADR, SERIES B *                                                      55,000              1,203,125
       CIFRA SA DE CV, SERIES V *                                                          500,653              1,154,534
       CONTROLADORA COMERCIAL MEXICANA SA DE CV                                            860,000                904,782
       FOMENTO ECONOMICO MEXICANO SA DE CV                                                  29,500              1,216,875
       GRUPO ELEKTRA SA DE CV, GDR                                                          42,000                425,250
       GRUPO FINANCIERO BANAMEX, CL B *                                                    545,000              1,969,182

See notes to financial statements.
                                     5

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                  VALUE
                                                                                            ------                  -----
MEXICO - (CONTINUED)
       GRUPO IUSACELL SA DE CV, ADR *                                                       32,000      $         510,000
       GRUPO MEXICO SA, SERIES B                                                           199,000                812,072
       GRUPO TELEVISA, ADR *                                                                32,500              2,061,719
       TELEFONOS DE MEXICO, ADR                                                            147,600              8,680,725
       TV AZTECA SA DE CV, ADR                                                             180,000              1,980,000
                                                                                                           --------------

         TOTAL MEXICO - (COST $18,707,486)                                                                     22,365,533
                                                                                                           --------------

TOTAL LATIN AMERICA - (COST  $38,416,983)                                                                      42,828,988
                                                                                                           --------------


MIDDLE EAST - 8.0%
     EGYPT - 0.4%
       EFG HERMES HOLDING SAE 144A, GDR                                                    160,035                636,139
                                                                                                           --------------

         TOTAL EGYPT - (COST $522,763)                                                                            636,139

     ISRAEL - 4.7%
       BANK LEUMI LE-ISRAEL                                                                905,000              1,966,637
       IDB DEVELOPMENT CORPORATION LIMITED                                                  49,585              1,872,776
       NICE SYSTEMS LIMITED, ADR *                                                          26,700              1,747,181
       ORBOTECH LIMITED *                                                                   19,500              1,662,375
       SAPIENS INTERNATIONAL CORPORATION NV *                                               85,000                674,687
                                                                                                           --------------

         TOTAL ISRAEL - (COST $7,453,394)                                                                       7,923,656

     INVESTMENT COMPANIES - 2.9%
        NEAR EAST OPPORTUNITIES FUND (B)                                                   260,000              4,869,800
                                                                                                           --------------
         TOTAL INVESTMENT COMPANIES - (COST $4,028,450)                                                         4,869,800
                                                                                                           --------------

TOTAL MIDDLE EAST - (COST  $12,004,607)                                                                        13,429,595
                                                                                                           --------------

OTHER AREAS - 4.8%
     INVESTMENT COMPANIES -4.8%
       INDIAN OPPORTUNITIES FUND (A) *                                                     523,000              7,980,980
                                                                                                           --------------

         TOTAL INVESTMENT COMPANIES - (COST $4,852,425)                                                         7,980,980
                                                                                                           --------------

TOTAL OTHER AREAS - (COST  $4,852,425)                                                                          7,980,980
                                                                                                           --------------

PACIFIC BASIN - 35.9%
     HONG KONG - 1.9%
       TCL INTERNATIONAL HOLDINGS LIMITED                                                5,341,000              3,222,757
                                                                                                           --------------

         TOTAL HONG KONG - (COST $1,693,148)                                                                    3,222,757
                                                                                                           --------------

     INDONESIA - 0.1%
       PT BANK PAN INDONESIA, TBK, WARRANTS 7/08/2002 *                                  5,124,000                 81,076
       PT TELEKOMUNIKASI INDONESIA, ADR                                                        720                  6,210
                                                                                                           --------------

         TOTAL INDONESIA - (COST $8,668)                                                                           87,286
                                                                                                           --------------

See notes to financial statements.
                                     6

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

                                                                                            SHARES                  VALUE
                                                                                            ------                  -----
     MALAYSIA - 2.6%
       KONSORTIUM LOGISTIK BERHAD                                                          674,000      $       1,064,210
       MALAYAN BANKING BERHAD                                                              486,000              2,020,737
       MALAYSIAN AIRLINE SYSTEM BERHAD                                                   1,400,000              1,223,158
                                                                                                           --------------
         TOTAL MALAYSIA - (COST $4,924,702)                                                                     4,308,105
                                                                                                           --------------

     SOUTH KOREA - 13.0%
       HAANSOFT INCORPORATED                                                                50,320                888,734
       HOUSING & COMMERCIAL BANK KOREA                                                       6,628                113,478
       HYUNDAI ELECTRONICS INDUSTRIES COMPANY *                                            100,630              1,595,934
       KOREA TELECOM CORPORATION, ADR                                                       55,670              1,920,615
       LOCUS CORPORATION *                                                                  10,790              1,312,593
       MIRAE COMPANY                                                                       230,000              1,189,637
       SAMSUNG ELECTRO-MECHANICS COMPANY                                                    38,301              2,605,745
       SAMSUNG ELECTRONICS AMERICA INCORPORATED                                             32,074              8,670,602
       SK TELECOM COMPANY LIMITED                                                           12,420              3,301,554
                                                                                                           --------------
         TOTAL SOUTH KOREA - (COST $18,432,130)                                                                21,598,892
                                                                                                           --------------

TAIWAN - 14.4%
       COMPAL ELECTRONICS INCORPORATED                                                     704,366              1,807,247
       COMPEQ MANUFACTURING COMPANY LIMITED                                                255,000              1,408,564
       EVERGREEN MARINE CORPORATION                                                      2,431,000              1,906,978
       GIGAMEDIA LIMITED *                                                                  19,000                456,000
       PACIFIC ELECTRICAL WIRE & CABLE COMPANY LIMITED                                   1,517,196              1,497,608
       POWERCHIP SEMICONDUCTOR CORPORATION, GDR *                                           75,000              1,734,375
       SYNNEX TECHNOLOGY INTERNATIONAL CORPORATION                                         362,000              2,449,224
       TAIWAN SEMICONDUCTOR MANUFACTURING                                                  861,738              5,548,697
       UNITED WORLD CHINESE COMMERCIAL BANK                                              2,171,194              2,143,163
       VIA TECHNOLOGIES INCORPORATED                                                       180,000              3,000,490
       WYSE TECHNOLOGY TAIWAN LIMITED                                                      954,000              2,057,983
                                                                                                           --------------
         TOTAL TAIWAN - (COST $20,781,228)                                                                     24,010,329
                                                                                                           --------------

     THAILAND - 2.9%
       TELECOMASIA CORPORATION PUBLIC COMPANY LIMITED *                                  2,800,000              3,751,477
       THAI PETROCHEMICAL INDUSTRY PUBLIC COMPANY LIMITED *                              4,000,000                977,276
                                                                                                           --------------
         TOTAL THAILAND - (COST $6,149,881)                                                                     4,728,753
                                                                                                           --------------

     INVESTMENT COMPANIES - 1.0%
       THE CHINA HEARTLAND FUND (B) * #                                                    184,944              1,703,334
                                                                                                           --------------
         TOTAL INVESTMENT COMPANIES - (COST $1,000,000)                                                         1,703,334
                                                                                                           --------------
TOTAL PACIFIC BASIN - (COST  $52,989,757)                                                                      59,659,456
                                                                                                           --------------

TOTAL COMMON AND PREFERRED STOCKS
     AND WARRANTS - (COST $148,704,701) +                                                                     164,590,007
                                                                                                           --------------

TOTAL INVESTMENTS - (COST  $148,704,701) - 98.9%                                                              164,590,007
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 1.1%                                                     1,798,238
                                                                                                           --------------

NET ASSETS - 100.0%                                                                                     $     166,388,245
                                                                                                        =================

See notes to financial statements.
                                     7

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2000

# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

*      Non-income producing security.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) The Indian Opportunities Fund is managed by Martin Currie Bermuda Ltd., an affiliate of Martin Currie Inc. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.

(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the China Heartland and Near East Opportunities Funds. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.

+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
       Air Travel 0.7%, Banks 10.0%, Broadcasting 4.3%, Cement 0.7%, Computers 4.5%, Computers Services 2.8%, Conglomerates 0.6%, Diversified 3.4%, Electric Utilities 3.1%, Electrical Equipment 1.7%, Electronics 15.5%, Financial Services 4.7%, Food & Beverages 0.5%, Investment Companies 9.0, Mining 0.5%, Newspapers 1.1%, Oil & Gas 5.3%, Paper 1.4%, Petroleum Services 0.6%, Retail Trade 1.5%, Semi-Conductor Manufacturing Equipment 4.4%, Steel 0.5%, Telecommunications 20.4%, Transportation 1.1% Water Utilities 0.6%.

ADR    American Depositary Receipts.
GDR    Global Depositary Receipts.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 2000

ASSETS

    Investments in securities, at value (cost $148,704,701) (Note B)                                    $     164,590,007

    Foreign currency, at value (cost $2,620,221) (Note B)                                                       2,598,597

    Receivable for investments sold                                                                             1,821,916

    Dividend and interest receivable                                                                              493,508

    Foreign tax reclaims receivable                                                                                   232

    Prepaid Organization expense                                                                                    4,532
                                                                                                        -----------------

       TOTAL ASSETS                                                                                           169,508,792
                                                                                                        -----------------

LIABILITIES

    Payable to custodian bank                                                                                      26,181

    Payable for investments purchased                                                                           2,607,306

    Payable for currency purchased                                                                                 10,007

    Management fee payable (Note C)                                                                               353,081

    Administration fee payable (Note C)                                                                            10,433

    Trustees fees payable (Note C)                                                                                  1,193

    Deferred Country Taxes Payable                                                                                 14,376

    Accrued expenses and other liabilities                                                                         97,970
                                                                                                        -----------------

       TOTAL LIABILITIES                                                                                        3,120,547
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                        $     166,388,245
                                                                                                        =================

COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                                                     $     137,745,558

    Undistributed net investment loss                                                                          (2,865,983)

    Accumulated net realized gain on investment and foreign currency transactions                              15,656,297

    Net unrealized appreciation on investment and foreign currency transactions                                15,852,373
                                                                                                        -----------------

TOTAL NET ASSETS                                                                                        $     166,388,245
                                                                                                        =================

NET ASSET VALUE PER SHARE                                                                               $            9.88
                                                                                                        =================
($166,388,245 / 16,843,280 shares of beneficial interest outstanding)

See notes to financial statements.
                                     9

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME

    Interest income                                                                                     $         151,896

    Dividend income                                                                                             2,267,868

    Foreign taxes withheld                                                                                       (257,722)
                                                                                                        -----------------

       TOTAL INVESTMENT INCOME                                                                                  2,162,042
                                                                                                        -----------------

EXPENSES

    Management fee (Note C)                                                                                     1,162,592

    Custodian fee                                                                                                 320,329

    Administration fee (Note C)                                                                                   118,243

    Audit fee                                                                                                      25,980

    Legal fees                                                                                                      9,856

    Transfer agent fee                                                                                              5,518

    Trustees fees (Note C)                                                                                          2,414

    Amortization of deferred organization expenses (Note B)                                                         2,555

    Miscellaneous expenses                                                                                         18,946
                                                                                                        -----------------

       TOTAL EXPENSES                                                                                           1,666,433
                                                                                                        -----------------

NET INVESTMENT INCOME                                                                                             495,609
                                                                                                        -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain on investments (net of foreign taxes paid of $874,887)                                   39,280,611

    Net realized loss on foreign currency transactions                                                           (369,500)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                                             (6,425,144)

       Foreign currency transactions                                                                               12,901

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                      32,498,868
                                                                                                        -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                              $      32,994,477
                                                                                                        =================

See notes to financial statements.
                                     10

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year               Year
                                                                                        Ended              Ended
                                                                                   APRIL 30, 2000     APRIL 30, 1999
                                                                                  ---------------    ---------------
NET ASSETS at beginning of period                                                 $   131,628,560    $    99,831,879
                                                                                  ---------------    ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment income                                                                 495,609          1,077,312

    Net realized gain (loss) on investment transactions                                39,280,611        (17,714,151)

    Net realized (loss) on foreign currency transactions                                 (369,500)          (518,499)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                     (6,425,144)        18,462,789

       Foreign currency transactions                                                       12,901           (425,985)
                                                                                  ---------------    ---------------

    Net increase in net assets from operations                                         32,994,477            881,466
                                                                                  ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                       0           (199,259)

    In excess of net investment income                                                          0           (539,254)

    Net realized gains                                                                 (2,061,935)                 0
                                                                                  ----------------   ---------------

    Total Distributions                                                                (2,061,935)          (738,513)
                                                                                  ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                   1,908,468         30,915,215

    Reinvestment of dividends and distributions to shareholders                         2,061,935            738,513

    Cost of shares repurchased                                                           (143,260)                 --

    Total increase in net assets from capital share transactions                        3,827,143         31,653,728
                                                                                  ---------------    ---------------

NET INCREASE IN NET ASSETS                                                             34,759,685         31,796,681
                                                                                  ---------------    ---------------

NET ASSETS at end of period (includes undistributed net investment                $   166,388,245    $   131,628,560
                                                                                  ===============    ===============
    losses of ($2,865,983) and ($719,369), respectively)

OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

    Shares sold                                                                           234,164          5,212,543

    Shares issued in reinvestment of distributions to shareholders                        192,345            117,598

    Less shares repurchased                                                               (16,354)                 0
                                                                                  ---------------    ---------------

    Net share transactions                                                                410,155          5,330,141
                                                                                  ===============    ===============

See notes to financial statements.
                                     11

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                         Year(4)          Year              Year     February 14, 1997*
                                                          Ended           Ended            Ended           Through
                                                     APRIL 30, 2000   APRIL 30, 1999   APRIL 30, 1998  APRIL 30, 1997
                                                     --------------   --------------   --------------  --------------
PER SHARE OPERATING
PERFORMANCE

Net asset value, beginning of period                   $       8.010   $       8.990  $      10.020       $ 10.000
                                                       -------------   -------------  -------------       --------

Net investment income                                          0.030           0.081          0.004          0.055

Net realized and unrealized gain (loss) on
     investment and foreign currency transactions              1.964          (1.016)        (0.883)        (0.035)
                                                       -------------   -------------  -------------  -------------

Total from investment operations                               1.994          (0.935)        (0.879)         0.020
                                                       -------------   -------------  -------------  -------------

Less distributions:

     Net investment income                                    (0.000)         (0.012)        (0.086)         0.000

     In excess of net investment income                       (0.000)         (0.033)        (0.053)         0.000

     Net realized gains                                       (0.124)          0.000         (0.058)         0.000
                                                       -------------   -------------  -------------  -------------

Total distributions                                           (0.124)         (0.045)        (0.197)         0.000
                                                       -------------   -------------  -------------  -------------

Paid in capital from subscription and
     redemption fees                                           0.000           0.000          0.046          0.000
                                                       -------------   -------------  -------------  -------------

Net asset value, end of period                         $       9.880   $       8.010  $       8.990  $      10.020
                                                       =============   =============  =============  =============



TOTAL INVESTMENT RETURN (1) (2)                               25.00%         (10.26)%        (8.21)%         0.20%
-----------------------                                ============    ============   ============   ============

RATIOS AND SUPPLEMENTAL DATA
----------------------------

Net assets, end of period                                 166,388,245    $131,628,560    $99,831,879     $50,095,856

Operating expenses, net, to average net assets (Note C)     1.07%             1.12%            1.14%        1.33%(3)

Operating expenses, gross, to average net assets (Note C)   1.07%             1.12%            1.14%        1.33%(3)

Net investment income to average net assets                 0.32%             1.16%           0.98%         2.83%(3)

Portfolio turnover rate                                      146%               140%            89%            0%

-------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2) Periods less than one year are not annualized.
(3) Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See notes to financial statements.
                                     12

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT Global Emerging Markets Fund (the "Fund") commenced investment operations on February 14, 1997. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. There were no open forward foreign currency contracts at April 30, 2000.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund were deferred and were being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30 1998, there was a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and are recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

INCOME TAXES (CONTINUED) - The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 0.80% of the Fund's average net assets.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 2000 were $225,314,586 and $220,670,065, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2000 were as follows:

                                       IDENTIFIED                    GROSS UNREALIZED                  NET UNREALIZED
                                          COST                 APPRECIATION    (DEPRECIATION)           APPRECIATION
                                     $153,704,606             $27,635,925     $(16,750,524)            $10,885,401

NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 2000 there was one shareholder who owned greater than 10% of the Fund's outstanding shares, representing 100% of the Fund.

NOTE F - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange) in emerging markets. Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

                                               MCBT GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (Continued)

CONCENTRATION OF RISK (CONTINUED) - The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

--------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)
The Fund intends to make an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended April 30, 2000, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $1,132,609 (which is comprised of $257,722 out of the $257,722 total taxes withheld and $874,887 of Thailand capital gain taxes paid) and $1,459,848, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of the
Martin Currie Business Trust - Global Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Emerging Markets Fund (the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2000

                          MARTIN CURRIE BUSINESS TRUST


                              --------------------


                              TRUSTEES AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              --------------------


                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                                    Scotland
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC

                              --------------------


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------